Supplement Dated May 1, 1998 to
                          Prospectus Dated May 1, 1998
                    Aetna Life Insurance and Annuity Company
                           Variable Annuity Account B
                               Aetna Marathon Plus

The Prospectus dated May 1, 1998 is amended as follows:

[bullet] The following replaces the information found under the sections entitled "Risks Associated with Investment in the Funds" and "Conflicts of Interest (Mixed and Shared Funding)" on page 2 of the Prospectus:

           Risks Associated with Investment in the Funds. Some of the Funds may use instruments known as derivatives as part of their investment strategies. The use of certain derivatives may involve high risk of volatility to a Fund, and the use of leverage in connection with such derivatives can also increase risk of losses. Some of the Funds may also invest in foreign or international securities which involve greater risks than U.S. investments.

           More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for this Prospectus and for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed under the "Inquiries" section of the Prospectus Summary.

           Conflicts of Interest (Mixed and Shared Funding). Shares of the Funds are sold to each of the Subaccounts for funding the variable annuity contracts issued by the Company. Shares of the Funds may also be sold to other insurance companies for the same purpose. This is referred to as "shared funding." Shares of the Funds may also be used for funding variable life insurance contracts issued by the Company or by third parties. This is referred to as "mixed funding."

           Because the Funds available under the Contract are sold to fund variable annuity contracts and variable life insurance policies issued by us or by other companies, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts might withdraw its investment in a Fund, which might force that Fund to sell portfolio securities at disadvantageous prices, causing its per share value to decrease. Each Fund's Board of Directors or Trustees has agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.

X.34370-98                                                                   125